UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 13, 2018, Carter/Validus Operating Partnership, LP, the operating partnership of Carter Validus Mission Critical REIT, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into the First Amendment to the Third Amended and Restated Credit Agreement (the "KeyBank Credit Facility") to modify two covenants as a result of a former tenant of the Company, Bay Area Regional Medical Center LLC, experiencing financial difficulty (the "KeyBank Credit Facility Amendment"). The material terms of the KeyBank Credit Facility Amendment modify (i) the definition of "Tangible Net Worth Base Amount" to mean the amount of $475,000,000 (the definition was previously reported at $600,000,000), which is used in the financial covenant calculation of minimum consolidated tangible net worth and (ii) the calculation of allowable distributions paid to its partners, members or other owners. Distributions paid for the second and third calendar quarters of 2018 are limited to a rate equal to the daily distribution rate of $0.106 per quarter per share of the Company and are limited each quarter thereafter, starting with the fourth quarter in 2018, to an annualized dividend of 95% of annualized funds from operation.
As of August 17, 2018, the Company is in compliance with the covenants of the KeyBank Credit Facility Amendment.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility agreement. Except as set forth in this Current Report on Form 8-K, the material terms of the KeyBank Credit Facility remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2018, which is incorporated herein by reference.
As of August 17, 2018, the Company had a total unencumbered pool availability under the KeyBank Credit Facility of $235,668,000 and an aggregate outstanding principal balance of $210,000,000. As of August 17, 2018, $25,668,000 remained to be drawn on the KeyBank Credit Facility.
The material terms of the agreement discussed above are not complete and are qualified in their entirety by the First Amendment to Third Amended and Restated Credit Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Third Amended and Restated Credit Agreement, by and among Carter/Validus Operating Partnership, LP, Carter Validus Mission Critical REIT, Inc., and the guarantors and the lenders party thereto, dated August 13, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: August 17, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer

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